SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                       -----------------------------------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 31, 2003


                               NL INDUSTRIES, INC.
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         (Exact name of registrant as specified in charter)



New Jersey                   1-640                          13-5267260
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(State or other       (Commission File No.)              (Employer ID No.)
jurisdiction of
incorporation)



16825 Northchase Dr., Suite 1200, Houston, Texas                         77060
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code   (281) 423-3300
                                                     --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5. Other Events.
------

        On January 31, 2003, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference. The press release relates to an announcement by Registrant of its financial results for the fourth quarter and year ended December 31, 2002. The foregoing press release shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


Item 7.
------

c)     Exhibits

99.1      Press Release dated January 31, 2003.



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



                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   NL INDUSTRIES, INC.
                                                   (Registrant)



                                               /S/ Robert D. Hardy
                                                   -----------------------------
                                                   Robert D. Hardy
                                                   Chief Financial Officer
                                                   Vice President & Controller


Dated: January 31, 2003